EXHIBIT 32.1
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             CERTIFICATION PURSUANT TO 18 U.S.C. SS.1350, AS ADOPTED
              PURSUANT TO SS.906 OF THE SARBANES-OXLEY ACT OF 2002


        In connection with the quarterly report of Spire Corporation (the "Company") on Form 10-QSB (the "Report") for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof, I, Roger
G. Little, President, Chief Executive Officer and Chairman of the Board of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:     August 19, 2003                      By:   /s/ Roger G. Little
                                                    ----------------------------
                                                    Roger G. Little
                                                    President, Chief Executive
                                                    Officer and Chairman of the
                                                    Board